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EXHIBIT 99.3

BRANDING AGREEMENT

BRANDING AGREEMENT

        This Branding Agreement ("Agreement"), dated as of April 30, 2002, is between Two Way TV Limited ("Licensor"), a corporation organized under the laws of England and Wales, having its principal office at Two Way TV Limited, Beaumont House, Kensington Village, Avonmore Road, London, England W148TS, and Two Way TV (US), Inc. ("Licensee"), a Delaware corporation having its principal office at 300 De Haro Street, Suite 342, San Francisco, California 94103 U.S.A. (hereinafter collectively referred to as the "Parties" and individually as a "Party").

RECITALS

        A.    Licensor and Licensee are, contemporaneously herewith, entering into that certain Amended and Restated License Agreement, pursuant to which Licensor is licensing to Licensee certain technology and other intellectual property for use in Licensee's products and services within the Territory, as defined therein.

        B.    The parties desire that Licensor grant to Licensee for use within the Territory a license to use certain of Licensor's trademarks, names and logos in connection with Licensee's products and services incorporating Licensor's technology and/or other intellectual property, subject to the provisions of this Agreement.

        ACCORDINGLY, in consideration of the foregoing, the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1.    DEFINITIONS.

        Any capitalized terms not defined herein shall have the meanings given to them in the License Agreement. As used in this Agreement, the following terms shall have the following meanings:

        1.1    "Effective Date"    shall mean the date of the Closing, as such term is defined in that certain Agreement and Plan of Reorganization among Licensor, Licensee and Interactive Network, Inc., a California corporation of even date herewith (the "Reorganization Agreement").

        1.2    "License Agreement"    means that certain Amended and Restated License Agreement between the parties of even date herewith.

        1.3    "Licensed Marks"    shall mean all trademarks, service marks, trade names, logos and marks now owned or hereafter developed, acquired or used by Licensor in connection with the Licensor Technology Related to Licensee Business (as such terms are defined in the License Agreement), and including without limitation the names "Two Way" and "Two Way TV".

        1.4    "Trademark Rights"    shall mean all right, title and interest in and to all trademark, service mark, trade name and trade dress rights arising under the common law, state law, federal law, and the laws of foreign countries, and all right, title and interest in and to all trademark, service mark, trade name and trade dress applications and registrations throughout the world.

2.    LICENSES AND RESTRICTIONS.

        2.1    License Grant.    Subject to the provisions of this Agreement, Licensor hereby grants to Licensee a non-transferable, royalty-free license (subject to the Licensor Right of First Refusal set forth in Section 2.3 below) to do the following within the Territory: (i) have as Licensee's corporate name a name incorporating the following Licensed Marks: "Two Way" or "Two Way TV"; (ii) utilize the Licensed Marks solely in connection with the marketing, promotion and supply of Licensee products and services incorporating any Licensor Technology Related to Licensee Business (as such terms are defined in the License Agreement); and (iii) modify the Licensed Marks to include references to the United States or Canada (as applicable) and perform other Localizations of the Licensed Marks subject to Licensor's prior written consent (not to be unreasonably withheld), provided that the use of all such modified Licensed Marks shall be subject to the terms and conditions of this Agreement.

        2.2    Exclusivity.    The licenses set forth in Section 2.1 above are exclusive (even as against Licensor); provided, however, that Licensor reserves the right to use and sublicense the Licensed Marks: (a) in connection with arrangements entered into by Licensor under Section 7 of the License Agreement; and (b) in connection with its corporate, marketing and promotional activities within the Territory to the extent that such activities are not competitive in any significant respect with Licensee's business in the Territory. In addition, in the event of a termination of exclusivity under Section 15.2 of the License Agreement, the licenses set forth in Section 2.1 above shall automatically become non-exclusive. No other rights to use the Licensed Marks are granted by Licensor. Licensor shall have the right to terminate the license in any Licensed Mark that is, or that Licensor reasonably believes may become, the subject of an infringement claim. For the avoidance of doubt, Licensor shall at all times retain all rights to use, modify, transfer, license and exploit the Licensed Marks for any purpose outside of the Territory.

        2.3    Secured Licensor Right of First Refusal to Reacquire Rights.    There can be no transfer or assignment of any of Licensee's rights or licenses arising under this agreement, including without limitation the rights or licenses in or to the Licensed Marks, other than in compliance with this Section 2.3. If Licensee, or any successor in interest, intends, either under this Agreement or by operation of law, to transfer or assign, directly or indirectly, to any third party any of the rights and/or licenses with respect to the Licensed Marks granted to Licensee under this Agreement (a "Third Party Transfer"), Licensee shall prior to making any such Third Party Transfer provide at least thirty (30) days advance written notice of the proposed Third Party Transfer and all of the terms and conditions pursuant to which such Third Party Transfer would be made, and shall offer to make such Third Party Transfer to Licensor instead of the applicable third party on those same terms and conditions (the "Licensor Right of First Refusal"). Licensor may, within such thirty (30) day period, provide written notice to Licensee that Licensor is exercising the Licensor Right of First Refusal and agrees to be bound by the terms and conditions of the Third Party Transfer. Licensee shall thereupon make the Third Party Transfer to Licensor rather than the applicable third party pursuant to precisely those terms and conditions. In addition, Licensor shall pay the reasonable out-of-pocket costs and expenses incurred by the applicable third party in connection with the proposed Third Party Transfer, up to a maximum of seventy five thousand U.S. dollars (USD $75,000). If Licensor provides written notice to Licensee within such thirty (30) day period that Licensor does not wish to exercise the Licensor Right of First Refusal, or if Licensor fails to provide any notice of acceptance or refusal thereof within such period, then Licensee may enter into the Third Party Transfer with the applicable third party pursuant to precisely those same terms and conditions. In the event that Licensee desires to enter into the Third Party Transfer on different terms and conditions than those previously disclosed to Licensor, the Licensor Right of First Refusal procedure described herein shall begin anew. Licensee, in order to secure and collateralize its obligations under the Licensor Right of First Refusal, hereby grants to Licensor a first priority security interest in and to all of Licensee's right, title and interest in and to the Licensed Marks arising under this Agreement, as more particularly described in that certain Security Agreement by and between Licensor and Licensee. Licensee agrees to execute such documents and take such actions reasonably necessary to perfect such security interest. Any transfer or assignment by Licensee of any of Licensee's rights or licenses in or to any of the Licensed Marks in derogation of this Section 2.3 shall not be effective, and to the extent that any court of competent jurisdiction holds that such transfer or assignment is effective notwithstanding the foregoing prohibition, then such transfer or assignment shall be subject to the foregoing security interest. Licensee acknowledges and agrees that (i) the intellectual property licenses granted to Licensee pursuant to Section 2.1 have been granted subject to and encumbered by the Licensor Right of First Refusal, and that (ii) a material factor inducing Licensor to grant such licenses royalty-free was the existence of the Licensor Right of

First Refusal. Notwithstanding the provisions of this Section 2.3, the provisions of this Section 2.3 shall not apply to co-branding or private labeling pursuant to Section 2.5 of this Agreement.

        2.4    Quality Standards and Procedures for Approval.

          (a)  Licensor shall establish reasonable quality standards for the Licensee services and products provided under the Licensed Marks for the purpose of protecting the Licensed Marks as provided herein and, to the extent such quality standards are provided to Licensee, Licensee will comply with such standards in all material respects, provided that Licensor shall use reasonable efforts to ensure that such quality standards are reasonably compatible with and applicable to the Territory. In addition, Licensee shall use best efforts to meet Licensor's quality standards generally applicable to its licensees. Licensee shall comply with such general quality standards as they may be amended from time to time by Licensor in its sole discretion, provided that any such amendment is generally applicable to Licensor's licensees offering similar services or products. Licensor will provide reasonable written notice of any such amendment to Licensee and Licensee may use previously complying materials until its stock runs out or until the date that is six (6) months after receipt of such notice, whichever occurs sooner.

          (b)  Without limiting the generality of Section 2.3(a), prior to using any of the Licensed Marks in connection with any marketing or promotional materials, website, product or service, Licensee shall, in each instance, provide to Licensor reasonable samples of the materials upon which the Licensed Marks are intended to appear and notice of intended use of such Licensed Marks ("Intended Use Notice and Materials"). Within fifteen (15) days after receipt of the Intended Use Notice and Materials, Licensor shall provide to Licensee notice stating whether Licensor approves or rejects the proposed use. Licensor shall not reject the proposed use if it materially complies with the provisions of this Agreement and Licensor's reasonable quality standards. In the event that Licensor rejects any proposed use of the Licensed Marks, Licensor shall provide written detailed reasoning for its rejection and shall provide such reasonable information as Licensee requests to assist Licensee in bringing the proposed use into conformance with this Agreement and Licensor's quality standards. In the event that Licensor does not provide written notice of rejection to Licensee within fifteen (15) days after receipt of any Intended Use Notice and Materials, then the intended use as described therein shall be deemed accepted. In addition, each time that Licensor updates or revises any of the Licensed Marks or issues any new Licensed Marks (collectively, "New Marks"), Licensor shall promptly thereafter provide to Licensee samples of such New Marks and samples of new or revised marketing materials relating to such New Marks. In the event that Licensee wishes to modify or perform any Localizations with respect to any such New Marks, Licensee shall provide to Licensor an Intended Use Notice and Materials with respect to the same and otherwise comply with the requirements of this Section 2.3.

        2.5    Use Guidelines and Registration.    Licensee shall display the notice of trademark status provided by Licensor with use of the Licensed Marks in each piece of advertising or printed materials in which such Licensed Mark appears. Any co-branding or private labeling shall be subject to Licensor's prior written approval, which will not be unreasonably withheld. All uses of the Licensed Marks by Licensee shall inure to the benefit of and be on behalf of Licensor. Licensor shall be solely responsible, at its own cost and expense, for filing trademark applications in the Territory of the Licensed Marks, and shall, promptly after the Effective Date and if it has not already done so, seek to register the trademark "Two Way TV" or such substitute or other marks as the Parties may agree upon in the United States and Canada. After the Effective Date, Licensor shall apply to register such other Licensed Marks in the Territory as Licensee may reasonably request from time to time, which subsequent applications shall be at the cost and expense of Licensee.

3.    INTELLECTUAL PROPERTY RIGHTS.

        3.1    Ownership.    Except for the licenses expressly granted hereunder, Licensor shall have and retain all right, title and interest in and to the Licensed Marks, together with all related Trademark Rights, and Licensee shall have no right, title or interest therein or thereto. Licensee acknowledges Licensor's ownership of the Licensed Marks, and agrees that it will do nothing inconsistent with such ownership.

        3.2    Infringement.    Licensee shall promptly provide written notice to Licensor of any actual or likely violation or infringement of any of Licensor's Trademark Rights in the Licensed Marks of which Licensee becomes aware. Licensor may in its discretion take such action as it deems appropriate with respect to the actual or potential violation or infringement of any of Licensor's Trademark Rights, and Licensee will fully cooperate with Licensor, at Licensor's expense, including joining as a party, if necessary, and Licensor will be entitled to the proceeds of any such action. If Licensor fails to commence action directed toward restraining or enjoining a violation or infringement of any Trademark Right licensed hereunder within ninety (90) days of receipt of notice from Licensee, Licensee will have the right, during the term of this Agreement, upon written notice to Licensor to take such legally permissible action as deemed necessary or appropriate to enforce Licensee's rights under this Agreement and restrain such infringement or violation. If Licensee takes such action, Licensee will be entitled to the proceeds of such action.

4.    DISCLAIMER; LIMITATION OF LIABILITY.

        4.1    Warranty Disclaimer.    EXCEPT AS EXPRESSLY SET FORTH IN SECTION 13.1 OF THE LICENSE AGREEMENT, LICENSOR MAKES NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY WITH RESPECT TO ANY OF THE LICENSED MARKS, AND HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE, NON-INTERFERENCE AND NON-INFRINGEMENT.

        4.2    No Consequential Damages.    NEITHER PARTY SHALL BE RESPONSIBLE FOR ANY INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES ARISING IN ANY WAY OUT OF OR IN CONNECTION WITH THE LICENSED MARKS, THIS AGREEMENT AND/OR ITS SUBJECT MATTER.

        4.3    Limitation on Liability.    IN NO EVENT WILL EITHER PARTY'S LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE LICENSE AGREEMENT OR THEIR SUBJECT MATTER EXCEED THE AGGREGATE AMOUNTS SET FORTH IN SECTION 14.3 OF THE LICENSE AGREEMENT. Each Party acknowledges that its willingness to enter into this agreement and perform its obligations hereunder is expressly conditioned on its and the other Party's ability to disclaim and exclude such warranties and to limit its liabilities as set forth in this Section 4.

5.    TERM AND TERMINATION.

        5.1    Term.    This Agreement shall continue in effect, unless and until the License Agreement expires or terminates, at which time this Agreement will automatically and immediately terminate, or unless and until this Agreement is earlier terminated in accordance with this Section 5.

        5.2    Termination of Licenses on Material Breach by Licensee.    Licensor may terminate this Agreement, upon written notice to Licensee, if Licensee materially breaches a material provision of this Agreement and (i) fails to cure such breach within thirty (30) days of written notice to Licensee describing the breach in reasonable detail, or (ii) fails to make reasonably diligent efforts to begin to cure any such breach if a cure cannot be accomplished within thirty (30) days. Licensor may terminate this Agreement immediately upon written notice to Licensee, if such material breach is not capable of cure.

        5.3    Termination of Licenses on Cessation of Licensee Business Operations.    Upon the occurrence any of events set forth below, all licenses from Licensor to Licensee hereunder shall immediately and automatically terminate:

          (a)  the filing by Licensee of a petition in bankruptcy;

          (b)  any adjudication that Licensee is bankrupt or insolvent;

          (c)  the filing by Licensee of any legal action or document seeking reorganization, readjustment or arrangement of Licensee's business under any law relating to bankruptcy or insolvency;

          (d)  the appointment of a receiver or bankruptcy trustee for all or substantially all of the property of Licensee;

          (e)  the making by Licensee of any general assignment for the benefit of creditors;

          (f)    the institution of any proceeding for the liquidation or winding up of Licensee's business or for the termination of its corporate charter, provided, in the event such proceeding is involuntary, the proceeding is not dismissed within ninety (90) days; or

          (g)  the cessation of normal business operations of Licensee.

        5.4    Effect of Termination.

          (a)  Except as otherwise provided in this Section 5.4, all rights and obligations of the Parties hereunder shall cease upon termination of this Agreement. The following provisions of this Agreement will survive any termination or expiration of this Agreement: Section 1 (Definitions), 3 (Intellectual Property Rights)(except to the extent otherwise provided therein), 4 (Disclaimer; Limitation of Liability), 5.4 (Effect of Termination) and 6 (Miscellaneous).

          (b)  Upon termination of this Agreement (i) all licenses granted pursuant to this Agreement shall terminate on the date six months after such termination, provided that promptly following such termination, Licensee will use commercially reasonable efforts to cease its use of the Licensed Marks as promptly as practicable, (ii) Licensee shall fully cooperate with Licensor in transitioning back to Licensor the responsibility to police, protect and enforce Licensor's Trademark Rights in the Territory, and (iii) Licensee shall in any event, within six months of such termination, cease all use of the Licensed Marks and effect a corporate name-change to remove any Licensed Mark from its name.

6.    MISCELLANEOUS.

        6.1    Assignment.    [Neither this Agreement nor any of the rights or obligations created hereunder may be assigned, transferred, pledged, or otherwise encumbered or disposed of, in whole or in part, whether voluntarily or by operation of law, or otherwise, by either Party without the prior written consent of the other Party; provided, however, that either Party may assign or otherwise transfer this Agreement to a successor in interest of such Party without the other Party's consent in connection with the acquisition of all or substantially all of its assets or its merger with or into another entity or other reorganization, combination or change in control ("Merger Assignment'), and provided further that, in the event of such a Merger Assignment by Licensee, Licensee shall be required to obtain the consent of Licensor, which consent shall not be unreasonably withheld. Any attempted assignment, transfer, pledge, encumbrance or disposition, in whole or in part, whether voluntary, by operation of law or otherwise, whether in violation or compliance with this Section 6.1 (including without limitation a Merger Assignment) shall be subject to the Licensor Right of First Refusal described in Section 2.3 above. This Agreement shall inure to the benefit of and be binding upon the Parties' permitted successors and assigns.]

        6.2    Notices.    All notices and communications required, permitted or made hereunder or in connection herewith shall be in writing and shall be mailed by first class, registered or certified mail (and if overseas, by airmail), postage prepaid, or otherwise delivered by hand or by messenger, or by recognized courier service (with written receipt confirming delivery), addressed:

	If to Licensor:	Two Way TV Ltd. Beaumont House Kensington Village Avonmore Road London, England W148TS
	with a copy to:	Orrick, Herrington & Sutcliffe LLP 1000 Marsh Road Menlo Park, California 94025, U.S.A. Attn: Scott Blickenstaff
(a)	If to Licensee:	Two Way TV (US), Inc. 6300 Wilshire Boulevard, Suite 1750 Los Angeles, CA 90048 Attn: Bruce W. Bauer
	with a copy to:	Orrick, Herrington & Sutcliffe LLP 1000 Marsh Road Menlo Park, California 94025, U.S.A. Attn: Scott Blickenstaff

        Each such notice or other communication shall for all purposes hereunder be treated as effective or as having been given as follows: (i) if delivered in person, when delivered; (ii) if sent by mail or airmail, at the earlier of its receipt or at 5 p.m., local time of the recipient, on the seventh day after deposit in a regularly maintained receptacle for the deposition of mail or airmail, as the case may be; and (iii) if sent by recognized courier service, on the date shown in the written confirmation of delivery issued by such delivery service. Either Party may change the address and/or addressee(s) to whom notice must be given by giving appropriate written notice hereunder at least seven (7) days prior to the date the change becomes effective.

        6.3    Arbitration; Equitable Remedies.

          (a)  Except as set forth below, any disputes arising between the Parties in connection with this Agreement shall be settled by the Parties amicably through good faith discussions upon the written request of either Party. In the event that any such dispute cannot be resolved through such discussions within a period of sixty (60) days after delivery of such notice, the dispute shall be finally resolved exclusively by confidential arbitration pursuant to the rules of the American Arbitration Association in San Francisco, California, U.S.A., or such other location agreed between the Parties; provided, however, that the arbitrators shall be empowered to hold hearings at other locations within or without the United States. The appointing authority shall nominate all three arbitrators. The arbitrators shall not have the power to impose any obligation on either of the Parties, or take any other action, which could not be imposed or taken by a federal or state court sitting in the State of Delaware. The judgment upon award of the arbitrators shall be final and binding and may be enforced in any court of competent jurisdiction in the United States, England or Wales, and each of the Parties hereto unconditionally submits to the jurisdiction of such court for the purpose of any proceeding seeking such enforcement. The fees and expenses of the arbitrators shall be paid by the Parties in equal shares, unless the arbitrators determine that the conduct of either Party (with regard to the subject matter of the dispute and/or the arbitration proceedings) warrants divergence from this rule, in which event an appropriate costs order may be made. Subject only to Section 6.9 ("Governing Law"), the procedure described in this Section 6.3 shall be the exclusive means of resolving disputes involving Licensor and arising under this Agreement.

          (b)  All papers, documents or evidence, whether written or oral, filed with or presented to the panel of arbitrators shall be deemed by the Parties and by the arbitrators to be Confidential Information (as defined in the License Agreement). No Party or arbitrator shall disclose in whole or in part to any other person any Confidential Information submitted in connection with the arbitration proceedings, except to the extent reasonably necessary to assist counsel in the arbitration or preparation for arbitration of the dispute. Confidential Information may be disclosed (i) to attorneys, (ii) to Parties, and (iii) to outside experts requested by any Party's counsel to furnish technical or expert services or to give testimony at the arbitration proceedings, subject, in the case of such experts, to execution of a legally binding written statement that such expert is fully familiar with the terms of this section, that such expert agrees to comply with the confidentiality terms of this section, and that such expert will not use any Confidential Information disclosed to such expert for personal or business advantage.

          (c)  Notwithstanding Subsections 6.3(a) and (b), the Parties agree that any material breach of Section 2 ("Licenses and Restrictions") of this Agreement may cause irreparable injury for which no adequate remedy at law exists; therefore, the parties agree that equitable remedies, including without limitation injunctive relief and specific performance, are appropriate remedies to redress any such breach or threatened breach of this Agreement, in addition to other remedies available to the Parties, and such equitable remedies may be pursued in any court of competent jurisdiction. If any action is brought under this Subsection 6.3(c), the prevailing Party shall be entitled to receive its attorneys' fees, court costs and other collection expenses, in addition to any other relief it may receive. Each Party expressly waives the defense that a remedy in damages will be adequate and any requirement in an action for specific performance or injunction for the posting of a bond by the Party seeking relief.

        6.4    Entire Agreement.    This Agreement, the License Agreement, the other Associated Agreements, and the attachments and exhibits hereto and thereto, embody the entire agreement and understanding between and among the Parties with respect to the subject matter hereof, superseding all previous and contemporaneous communications, representations, agreements and understandings, whether written or oral. No Party has relied upon any representation or warranty of any other Party except as expressly set forth herein and in the Associated Agreements.

        6.5    Modification.    This Agreement may not be modified or amended, in whole or part, except by a writing executed by duly authorized representatives of both Parties.

        6.6    Announcement.    The Parties may announce the existence of the Parties' relationship and this Agreement only at a time and in a form to be mutually determined, except for any such disclosure required by law, governmental authorities or stock exchanges. Neither Party shall unreasonably withhold its consent to a time proposed by the other Party.

        6.7    Severability.    If any term or provision of this Agreement shall be determined to be invalid or unenforceable under Applicable Law, such provision shall be deemed severed from this Agreement, and a reasonable valid provision to be mutually agreed upon shall be substituted. In the event that no reasonable valid provision can be so substituted, the remaining provisions of this Agreement shall remain in full force and effect, and shall be construed and interpreted in a manner that corresponds as far as possible with the intentions of the Parties as expressed in this Agreement.

        6.8    No Waiver.    Except to the extent that a Party hereto may have otherwise agreed in writing, no waiver by that Party of any condition of this Agreement or breach by the other Party of any of its obligations or representations hereunder shall be deemed to be a waiver of any other condition or subsequent or prior breach of the same or any other obligation or representation by such other Party, nor shall any forbearance by the first Party to seek a remedy for any noncompliance or breach by the other Party be deemed to be a waiver by the first Party of its rights and remedies with respect to such noncompliance or breach.

        6.9    Governing Law.    The validity, construction, performance and enforceability of this Agreement shall be governed in all respects by applicable U.S. federal law and the laws of the State of Delaware, U.S.A., without regard to any conflicts of laws principles.

        6.10    No Agency or Partnership.    This Agreement shall not constitute an appointment of either Party as the legal representative or agent of any other Party, nor shall either Party have any fight or authority to assume, create or incur in any manner any obligation or other liability of any kind, express or implied, against, in the name or on behalf of, the other Party. Nothing herein or in the transactions contemplated by this Agreement shall be construed as, or deemed to be, the formation of a partnership, association, joint venture, or similar entity between the Parties hereto.

        6.11    Heading.    The section and other headings contained in this Agreement are for convenience of reference only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

        6.12    Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall be deemed to constitute one and the same instrument.

        6.13    No Third Party Beneficiaries.    The Parties intend and agree that no other Person, entity or other party shall be considered a third-party beneficiary of this Agreement. Nothing contained in this Agreement shall be construed to create rights for any third party beneficiary.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in triplicate by their duly authorized representatives on the date set forth above.

TWO WAY TV (US), INC.		TWO WAY TV LTD.
	/s/ BRUCE W. BAUER		/s/ PIERS WILSON
By:	Bruce W. Bauer	By:	Piers Wilson
Title:	Chairman and Chief Executive Officer	Title:	Finance Director

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BRANDING AGREEMENT
BRANDING AGREEMENT
RECITALS